UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2019

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc.	☐

Hudson Pacific Properties, L.P.	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.	☐

Hudson Pacific Properties, L.P.	☐

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), and Hudson Pacific Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), of which the Company serves as the sole general partner. Unless otherwise indicated or unless the context requires otherwise, references to “we” and “our” refer to the Company, the Operating Partnership and any other subsidiaries thereof.

Item 8.01 Other Events.

On June 14, 2019, the Operating Partnership completed an underwritten public offering of $150,000,000 aggregate principal amount of its 4.650% Senior Notes due 2029 (the “Notes”), pursuant to an underwriting agreement, dated June 12, 2019, among the Company, the Operating Partnership, BofA Securities, Inc. and Wells Fargo Securities, LLC. The Notes are fully and unconditionally guaranteed by the Company and were issued as additional notes under the base indenture and the supplemental indenture pursuant to which the Operating Partnership previously issued $350,000,000 aggregate principal amount of 4.650% Senior Notes due 2029 on February 27, 2019 (the “Initial Notes”). The base indenture and the supplemental indenture are referred to herein collectively as the “indenture.” The Notes will be treated as a single series of securities with the Initial Notes under the indenture and will have the same CUSIP number as, and be fungible with, the Initial Notes.

The Notes were offered at 104.544% of the principal amount thereof. The Notes are the Operating Partnership’s general unsecured senior obligations and rank equally in right of payment with all of its other unsecured senior indebtedness. However, the Notes are effectively subordinated in right of payment to all of the Operating Partnership’s existing and future secured indebtedness from time to time outstanding and to all existing and future liabilities and preferred equity of the Operating Partnership’s subsidiaries. The Notes bear interest at 4.650% per annum. Interest on the Notes is payable on April 1 and October 1 of each year, beginning October 1, 2019, until the maturity date of April 1, 2029. The Operating Partnership’s obligations under the Notes are fully and unconditionally guaranteed by the Company.

At any time up to, but not including, January 1, 2029, the Notes will be redeemable in whole or in part from time to time, at the Operating Partnership’s option and in the Operating Partnership’s sole discretion, at a redemption price equal to the sum of:

•	100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date; and

•	a make-whole premium.

Notwithstanding the foregoing, if the Notes are redeemed on or after January 1, 2029, the redemption price will be equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest up to, but not including, the redemption date.

Certain events are considered events of default, which may result in the accelerated maturity of the Notes, including:

•	default for thirty (30) days in the payment of any installment of interest under the Notes;

•

default in the payment of the principal amount or redemption price due with respect to the Notes, when the same becomes due and payable; provided, however, that a valid extension of the maturity of the Notes in accordance with the terms of the indenture shall not constitute a default in the payment of principal;

•

The Operating Partnership’s failure to comply with any of the Operating Partnership’s other agreements in the Notes or the indenture upon receipt by the Operating Partnership of notice of such default by U.S. Bank National Association (the “Trustee”) or by holders of not less than twenty five percent (25%) in aggregate principal amount of the Notes then outstanding and the operating partnership’s failure to cure (or obtain a waiver of) such default within sixty (60) days after it receives such notice;

•

failure to pay any debt (as defined in the indenture) (other than non-recourse debt (as defined in the indenture)) for money borrowed by the Operating Partnership or the Company, or any significant subsidiary (as defined in the indenture) in an outstanding principal amount in excess of $50,000,000 at final maturity or upon acceleration after the expiration of any applicable grace period, which debt (other than non-recourse debt) is not discharged, or such default in payment or acceleration is not cured or rescinded, within thirty (30) days after written notice to the Operating Partnership or the Company from the Trustee (or to the Operating Partnership and the Trustee from holders of at least twenty five percent (25%) in principal amount of the outstanding Notes); and

•

certain events of bankruptcy, insolvency or reorganization, court appointment of a receiver, liquidator or Trustee of the Operating Partnership, the Company or any significant subsidiary or any substantial part of their respective property, or commencement of an involuntary case or other proceeding against the Operating Partnership, the

Company or any significant subsidiary seeking liquidation, reorganization or other relief with respect to the Operating Partnership, the Company or any significant subsidiary or its debts under any bankruptcy, insolvency or other similar law (which involuntary case or other proceeding remains undismissed and unstayed for thirty (30) days).

The foregoing descriptions of the base indenture and the supplemental indenture in this Current Report on 8-K are summaries and are qualified in their entirety by the terms of the base indenture and supplemental indenture, respectively, which are included as Exhibits 4.1 and 4.2, respectively, to the Current Report on Form 8-K filed jointly by the Operating Partnership and the Company on February 27, 2019.

The offering of the Notes was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on March 15, 2018 (Registration Nos. 333-223692 and 333-223692-01), a base prospectus, dated as of March 15, 2018, included as part of the registration statement, and a prospectus supplement, dated as of June 12, 2019, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of the Operating Partnership’s counsel, Venable LLP, regarding certain Maryland law issues, and as Exhibit 5.2 to this Current Report on Form 8-K an opinion of the Operating Partnership’s counsel, Latham & Watkins LLP, regarding the validity of the Notes and related guarantee.

The foregoing description of the underwriting agreement is qualified in its entirety by the underwriting agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 12, 2019, among Hudson Pacific Properties, L.P., Hudson Pacific Properties, Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Venable LLP

5.2	Opinion of Latham & Watkins LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

June 14, 2019

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer